UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

Penske Automotive Group, Inc.

(Name of Registrant as Specified In Its Charter)

Mitsui & Co., Ltd.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

This Schedule 14A relates solely to preliminary communications made prior to furnishing security holders of Penske Automotive Group, Inc. (the “Company”) with a definitive proxy statement and a transaction statement on Schedule 13E-3 related to a proposed transaction (the “Proposed Transaction”) involving the Company and Motown Acquisition Corp. (“Buyer”), whereby Buyer will be merged with and into the Company, with the Company being the surviving corporation. Buyer is an entity owned by Penske Corporation, a Delaware corporation (“Penske Corporation”) and Mitsui & Co., Ltd., a Japanese company (“Mitsui”).

This Schedule 14A filing consists of the following documents relating to the Proposed Transaction:

Exhibit 99.1	Timely Disclosure filed with the Tokyo Stock Exchange by Mitsui & Co., Ltd., dated October 15, 2026.

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Japanese Securities Law Forward-Looking Statements

This communication contains forward-looking statements. These forward-looking statements are based on Mitsui’s current assumptions, expectations and beliefs in light of the information currently possessed by it and involve known and unknown risks, uncertainties and other factors. Such risks, uncertainties and other factors may cause Mitsui’s actual results, financial position or cash flows to be materially different from any future results, financial position or cash flows expressed or implied by these forward-looking statements. These risks, uncertainties and other factors referred to above include, but are not limited to, those contained in Mitsui’s latest Annual Securities Report and Semi-annual Securities Report, and Mitsui undertakes no obligation to publicly update or revise any forward-looking statements.

This communication is published in order to publicly announce specific facts stated above, and does not constitute a solicitation of investments or any similar act inside or outside of Japan, regarding the shares, bonds or other securities issued by us.

Cautionary Statements Regarding Forward Looking Statements (U.S. Securities Laws)

Certain statements and information set forth in this communication constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, projections, predictions, expectations, or beliefs about future events or results and are not statements of historical fact. Such statements may include statements regarding the ability of PAG and Buyer to complete the transactions contemplated by the Merger Agreement, including the ability to satisfy the conditions set forth therein, the expected timing of completion of the Merger and PAG, Mitsui and Penske Corporation’s beliefs and expectations about the benefits sought to be achieved in the Merger, including the expected value provided to PAG’s stockholders. Such forward-looking statements are based on various assumptions as of the time they are made, and are inherently subject to known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “goal,” “plan,” “seek,” “project,” “continue,” “will,” “would,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Although Mitsui and Penske Corporation believe that their expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of their existing knowledge of their business and operations, there can be no assurance that actual results, performance, or achievements will not differ materially from any projected future results, performance or achievements expressed or implied by such forward-looking statements. Actual results may vary materially because of risks and uncertainties that are difficult to predict. These risks and uncertainties include, among others, the inability to complete the Merger due to the failure to obtain required stockholder or regulatory approvals or the failure to satisfy other conditions set forth in the Merger Agreement; risks related to disruption of management’s attention from PAG’s ongoing business operations due to the Merger; unexpected costs, charges or expenses resulting from the Merger; PAG’s ability to retain and hire key personnel in light of the Merger; potential litigation relating to the Merger that could be instituted against PAG or the purchasers or their respective directors, managers or officers, including the effects of any outcomes related thereto; and the effect of the Merger on PAG’s relationships with its suppliers and customers, operating results and business generally. Reference is made to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of PAG’s Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC on February 27, 2026, and comparable sections of PAG’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2026 and June 30, 2026 filed with the SEC on April 30, 2026 and July 30, 2026, respectively, and other filings, which have been filed with the SEC and are available on the SEC’s website at www.sec.gov. All of the forward-looking statements made in this communication are expressly qualified by the cautionary statements contained or referred to herein. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on Mitsui, Penske Corporation, PAG or their respective business or operations. Readers are cautioned not to rely on the forward-looking statements contained in this communication. All forward-looking statements attributable to Mitsui are qualified in their entirety by this cautionary statement. Except to the extent required by the federal securities laws and the SEC’s rules and regulations, and Japanese securities laws, Mitsui has no intention or obligation to update publicly any forward-looking statements whether as a result of new information, future events, or otherwise.

Additional Information and Where to Find It

This communication is not intended to be, and does not constitute, a solicitation to buy or an offer to sell any securities nor a solicitation of any vote or approval with respect to the Merger. In connection with the Merger, PAG intends to file relevant materials with the SEC, including a preliminary proxy statement on Schedule 14A (the “Proxy Statement”). The definitive proxy statement (if and when available) will be mailed to PAG’s stockholders seeking their approval of the Merger and other related matters. PAG, Buyer and their affiliates also intend to jointly file with the SEC a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”). This communication is not a substitute for the Proxy Statement, the Schedule 13E-3 or any other document that PAG may file with the SEC or send to its stockholders in connection with the Merger. STOCKHOLDERS OF PAG ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER DOCUMENTS FILED BY PAG, PC AND MITSUI WITH THE SEC IN CONNECTION WITH THE MERGER CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PAG AND THE BUSINESS TO BE CONDUCTED AT THE SPECIAL MEETING. All such documents together with the materials incorporated by reference therein, when filed, may be obtained free of charge at the SEC’s website (http://www.sec.gov). These documents, once available, and PAG’s other filings with the SEC also will be available free of charge on the Investor Relations portion of PAG’s website at https://investors.penskeautomotive.com/financials/sec-filings.

Participants in the Solicitation

PAG, PC and Mitsui and their respective directors, certain executive officers and certain employees may be deemed to be participants in the solicitation of proxies from PAG’s stockholders with respect to the Merger. Information about PAG’s directors and executive officers and their ownership of PAG’s common stock is set forth in the sections of PAG’s proxy statement on Schedule 14A filed with the SEC on March 20, 2026, captioned “Proposal 1 – Election of Directors”, “Executive Officers”, “Executive Compensation”, “Director Compensation” and “Security Ownership of Certain Beneficial Owners and Management”. Transactions with related persons (as defined in Item 404 of Regulation S-K promulgated under the Securities Act of 1933, as amended) are disclosed under the heading titled “Related Party Transactions” in PAG’s proxy statement. To the extent that such individual’s holdings of PAG’s common stock have changed since the amounts disclosed in PAG’s proxy statement, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 or other reports filed (or that will be filed) with the SEC (to the extent such participant is subject to Section 16 of the Securities Exchange Act of 1934, as amended). Other information regarding the identity of the potential participants, and their direct or indirect interests in the Merger, by security holdings or otherwise, will be set forth in the Proxy Statement, Schedule 13E-3 and other materials to be filed with SEC in connection with the Merger. Information concerning the interests of the participants in the solicitation, which may, in some cases, be different than those of PAG’s shareholders generally, will be set forth in the Proxy Statement, the Schedule 13E-3 when they become available. Investors should read the Proxy Statement and Schedule 13E-3 carefully before making any voting or investment decisions. These documents can be obtained free of charge from the sources indicated above, when available.